                                                                      EXHIBIT 21
                                                                     PAGE 1 OF 3

                         SUBSIDIARIES OF THE REGISTRANT


UNION PLANTERS CORPORATION, Registrant,
A registered bank holding company and savings and loan holding company

                                                                             State or                 Percentage
                                                                             Jurisdiction             of Voting
Name of Registrant                                                           Under Laws of            Securities
 and Subsidiaries                                                            Which Organized            Owned
- ------------------                                                           ---------------          ---------
Union Planters Corporation (Registrant)                                      Tennessee
Union Planters National Bank (a)                                             United States             99.93%(1)
  Chickasaw Capital Corporation (b)                                          Tennessee                100.00%
  Investment Group Mortgage Corporation (b) and (g)                          Tennessee                100.00%
  Tennessee Bancorp, Inc. (b), (g), and (ee)                                 Tennessee                100.00%
Union Planters Bank of Chattanooga, National Association (a)                 United States            100.00%
Union Planters Bank of Middle Tennessee, National Association (a)            United States            100.00%
Union Planters Bank of East Tennessee, National Association (a)              United States            100.00%
  Foothills Financial Services (c)                                           Tennessee                100.00%
Union Planters Bank of Jackson, National Association (a)                     United States            100.00%
Union Planters Investment Bankers Corporation (a) and (g)                    Tennessee                100.00%
  Union Planters Investment Bankers Group, Inc. (d) and (g)                  Tennessee                100.00%
  UMIC, Inc. (d) and (g)                                                     Tennessee                100.00%
  UMIC Securities Corporation (d) and (g)                                    Tennessee                100.00%
Union Planters Bank of the Tennessee Valley (a)                              Tennessee                100.00%
First National Bank of Crossville (a)                                        United States            100.00%
Union Planters Bank of West Tennessee (a)                                    Tennessee                100.00%
  Summit Insurance, Inc. (e)                                                 Tennessee                100.00%
Southeastern Bancshares, Inc. (a)                                            Tennessee                100.00%
  DeKalb County Bank & Trust Company (f)                                     Tennessee                100.00%
First Citizens Bank of Hohenwald (a)                                         Tennessee                100.00%
Citizens Bank, Cookeville, Tennessee (a)                                     Tennessee                100.00%
Pickett County Bank and Trust Company (a)                                    Tennessee                100.00%
United Southern Bank (a)                                                     Mississippi              100.00%
First National Bank, New Albany, MS (a)                                      United States            100.00%
Cumberland City Bank (a)                                                     Tennessee                100.00%
Planters Life Insurance Company (a)                                          Arizona                  100.00%
North Arkansas Bancshares, Inc. (a)                                          Arkansas                 100.00%
  Union Planters Bank of Northeast Arkansas (h)                              Arkansas                 100.00%
  Searcy County Bank (h)                                                     Arkansas                 100.00%
  First National Bank (h)                                                    United States            100.00%
    First North Central Insurance, Inc. (i) and (g)                          Arkansas                 100.00%
First Southern Bank (a)                                                      Arkansas                 100.00%
Southwestern Investment Company (a)                                          Tennessee                100.00%
Union Planters-Great American Acquisition                                    Tennessee                100.00%
    Corporation (a) and (g)
Bank of East Tennessee (a)                                                   Tennessee                100.00%
  Southeastern Credit Life Insurance Company (j)                             Arizona                  100.00%
Security Trust Federal Savings and Loan Association (a)                      United States            100.00%
  S.T. Service Corporation (k), (g), and (ee)                                Tennessee                100.00%
  Commerce Capital Corporation (k), (g), and (ee)                            Tennessee                100.00%
Union Planters Bank, FSB (a)                                                 United States            100.00%
  First Service Corporation (l) and (g)                                      Tennessee                100.00%
  Northwest Tennessee Savings and Loan Association,
    Inc. (l), (g), and (ee)                                                  Tennessee                100.00%
    NWT Service Corporation (m), (g), and (ee)                               Tennessee                100.00%
First State Bancshares, Inc. (a) and (ff)                                    Tennessee                100.00%
  First State Bank of Fayette County (n)                                     Tennessee                100.00%
First Cumberland Bank (a) and (g)                                            Tennessee                100.00%
Farmers Union Bank (a)                                                       Tennessee                100.00%


                                                                      EXHIBIT 21
                                                                     PAGE 2 OF 3

                   SUBSIDIARIES OF THE REGISTRANT (continued)


UNION PLANTERS CORPORATION, Registrant,
A registered bank holding company and savings and loan holding company

                                                                                  State or                 Percentage
                                                                                  Jurisdiction             of Voting
Name of Registrant                                                                Under Laws of            Securities
 and Subsidiaries                                                                 Which Organized            Owned
- ------------------                                                                ---------------          ---------
Garrett Bancshares, Inc. (a)                                                      Tennessee                100.00%
  Bank of Goodlettsville (o)                                                      Tennessee                100.00%
Erin Bank & Trust Company (a)                                                     Tennessee                100.00%
First Financial Services, Inc. (a)                                                Tennessee                100.00%
  First State Bank (p)                                                            Tennessee                100.00%
    First State Leasing, Inc. (q) and (g)                                         Tennessee                100.00%
Bank of Commerce, Woodbury, Tennessee (a)                                         Tennessee                100.00%
  Bancom Services, Inc. (r) and (g)                                               Tennessee                100.00%
Central State Bancorp, Inc. (a)                                                   Tennessee                100.00%
  Central State Bank (s)                                                          Tennessee                100.00%
Mid-South Bancorp, Inc. (a)                                                       Kentucky                 100.00%
  Simpson County Bank (t)                                                         Kentucky                 100.00%
  General Trust Company (t) and (g)                                               Tennessee                100.00%
First National Bancorp of Shelbyville (a)                                         Tennessee                100.00%
  First National Bank of Shelbyville (u)                                          United States            100.00%
Liberty Bancshares, Inc. (a)                                                      Tennessee                100.00%
  Liberty Federal Savings Bank (v)                                                United States            100.00%
    Northwest Tennessee Service Corporation (w)                                   Tennessee                100.00%
BNF Bancorp, Inc. (a)                                                             Delaware                 100.00%
  BANKFIRST, a federal savings bank (x)                                           United States            100.00%
    Sunbelt Financial Services, Inc. (y)                                          Alabama                  100.00%
The Commercial Bancorp, Inc. (a)                                                  Tennessee                100.00%
  The Commercial Bank (z)                                                         Tennessee                100.00%
Mid South Bancshares, Inc. (a)                                                    Arkansas                 100.00%
  Security Bank (aa)                                                              Arkansas                 100.00%
  Farmers and Merchants Bank (aa)                                                 Arkansas                 100.00%
    Farmers & Merchants Development Corp. (bb)                                    Arkansas                 100.00%
Sunburst Bank, Mississippi (a)                                                    Mississippi              100.00%
  Sunburst Mortgage Corporation (cc)                                              Mississippi              100.00%
  Sunburst Financial Services, Inc. (cc)                                          Mississippi              100.00%
  System Properties, Inc. (cc)                                                    Mississippi              100.00%
  Sunburst Building, Inc. (cc)                                                    Mississippi              100.00%
Sunburst Bank, Louisiana (a)                                                      Louisiana                100.00%
  Capbanc Leasing Corporation (dd)                                                Louisiana                100.00%
  Capital Equity Corporation (dd)                                                 Louisiana                100.00%
  Collection Accounts (dd)                                                        Louisiana                100.00%
  Mainstreet Development Corporation (dd)                                         Louisiana                100.00%
Sunburst Financial Group, Inc. (a)                                                Delaware                 100.00%
HFB Acquisition Company, Inc. (a) and (g)                                         Tennessee                100.00%
Union Planters-FAC Acquisition Company (a) and (g)                                Tennessee                100.00%

________________________

 (1) Balance held by Directors of the Bank as director's qualifying shares
 (a) Subsidiary of Union Planters Corporation
 (b) Subsidiary of Union Planters National Bank
 (c) Subsidiary of Union Planters Bank of East Tennessee, N.A.
 (d) Subsidiary of Union Planters Investment Bankers Corporation
 (e) Subsidiary of Union Planters Bank of West Tennessee

                                                                      EXHIBIT 21
                                                                     PAGE 3 OF 3
                   SUBSIDIARIES OF THE REGISTRANT (continued)


UNION PLANTERS CORPORATION, Registrant,
A registered bank holding company and savings and loan holding company

 (f) Subsidiary of Southeastern Bancshares, Inc.
 (g) Inactive subsidiary
 (h) Subsidiary of North Arkansas Bancshares, Inc.
 (i) Subsidiary of First National Bank
 (j) Subsidiary of Bank of East Tennessee
 (k) Subsidiary of Security Trust Federal Savings and Loan Association
 (l) Subsidiary of Union Planters Bank, FSB
 (m) Subsidiary of Northwest Tennessee Savings and Loan Association, Inc.
 (n) Subsidiary of First State Bancshares, Inc.
 (o) Subsidiary of Garrett Bancshares, Inc.
 (p) Subsidiary of First Financial Services, Inc.
 (q) Subsidiary of First State Bank
 (r) Subsidiary of Bank of Commerce
 (s) Subsidiary of Central State Bancorp, Inc.
 (t) Subsidiary of Mid-South Bancorp, Inc.
 (u) Subsidiary of First National Bancorp of Shelbyville
 (v) Subsidiary of Liberty Bancshares, Inc.
 (w) Subsidiary of Liberty Federal Savings Bank
 (x) Subsidiary of BNF Bancorp, Inc.
 (y) Subsidiary of BANKFIRST, a federal savings bank
 (z) Subsidiary of The Commercial Bancorp, Inc.
(aa) Subsidiary of Mid South Bancshares, Inc.
(bb) Subsidiary of Farmers and Merchants Bank
(cc) Subsidiary of Sunburst Bank, Mississippi
(dd) Subsidiary of Sunburst Bank, Louisiana
(ee) Charter in process of being surrendered
(ff) Charter in process of being sold